INCOME TAXES	12 Months Ended
Dec. 31, 2015
Income Tax Disclosure [Abstract]
Income Taxes

The Company is subject to taxation in the United States and California. The benefit from income taxes for the years ended December 31, 2015 and 2014 are summarized below:

	2015	2014

Current:
Federal	$(759,428)	$-
State	2,400	-
Total current	(757,028)	-

Deferred:
Federal	(67,000)	1,680,000
State	34,000	300,000
Change in valuation allowance	33,000	(1,980,000)
Total deferred	-	-
Income tax provision (benefit)	$(757,028)	$-

As a result of the Novalere acquisition and the intangible assets acquired (see Note 3), the Company released $759,428 of its deferred tax valuation allowance during the year ended December 31, 2015 which is recorded as an increase in goodwill (see Note 4) and benefit from income taxes in the accompanying consolidated statement of operations. The Company also recorded an impairment against this goodwill of $759,428. At December 31, 2015, the Company had federal net operating loss carry forwards of approximately $8,901,000 which may be offset against future taxable income through 2035, and a California net operating loss carryforward of approximately $8,471,000. No net deferred tax assets are recorded at December 31, 2015 or 2014, as all deferred tax assets and liabilities have been fully offset by a valuation allowance due to the uncertainty of future utilization.

At December 31, 2015 and 2014, deferred tax assets (liabilities) consist of the following:

	2015	2014

Net operating loss carry-forwards	$3,521,000	$2,218,000
State taxes	1,000	-
Equity based instruments	2,181,000	1,515,000
Deferred compensation	575,000	361,000
Intangibles	158,000	173,000
Derivative liabilities	331,000	-
Warrants	-	759,000
Other	106,000	46,000
Total deferred tax assets	6,873,000	5,072,000

Intangibles	(1,687,000)	-
Debt discount	(142,000)	-
Other	(5,000)	-
Total deferred tax liabilities	(1,834,000)	-

Less: valuation allowance	(5,039,000)	(5,072,000)

Net deferred tax assets	-	-

At December 31, 2015 and 2014, the Company has recorded a full valuation allowance against its net deferred tax assets of approximately $5,039,000 and $5,072,000 respectively. The change in the valuation allowance during the year ended December 31, 2015 was a decrease of approximately $33,000 and a full valuation allowance has been recorded since, in the judgement of management, these net deferred tax assets are not more likely than not to be realized. The ultimate realization of deferred tax assets and liabilities is dependent upon the generation of future taxable income during periods in which those temporary differences and carryforwards become deductible or are utilized.

Pursuant to Section 382 of the Internal Revenue Code of 1986, the annual utilization of a company's net operating loss carryforwards could be limited if the Company experiences a change in ownership of more than 50 percentage points within a three-year period. An ownership change occurs with respect to a corporation if it is a loss corporation on a testing date and, immediately after the close of the testing date, the percentage of stock of the corporation owned by one or more five-percent shareholders has increased by more than 50 percentage points over the lowest percentage of stock of such corporation owned by such shareholders at any time during the testing period. The Company does not believe such an ownership change occurred subsequent to the reverse merger transaction.

The Company has experienced an ownership change with regard to Semprae operating losses. Out of approximately $19,482,000 of Federal and California NOLs as of December 24, 2013, only approximately $44,000 per year can be used going forward for a total of approximately $844,000 each.

The Company has experienced an ownership change with regard to Novalere operating losses. A study has not been completed to evaluate the impact on the utilization of those losses.

A reconciliation of the statutory federal income tax rate for the year ended December 31, 2015 and 2014 to the effective tax rate is as follows:

	2015	2014
Expected federal tax	34.00%	34.00%
State tax (net of federal benefit)	(0.04)%	6.13%
Release of valuation allowance	18.10%	-%
Other	(0.01)%	0.89%
Valuation allowance	(33.97)%	(41.02)%

Total	18.08%	-%

The Company follows FASB ASC 740-10, Uncertainty in Income Taxes. The Company recognizes interest and penalties associated with uncertain tax positions as a component of income tax expense. The Company does not have any unrecognized tax benefits or a liability for uncertain tax positions at December 31, 2015 and 2014. The Company does not expect to have any unrecognized tax benefits within the next twelve months. The Company recognizes accrued interest and penalties associated with uncertain tax positions, if any, as part of income tax expense. There were no tax related interest and penalties recorded for 2015 and 2014. Since the Company incurred net operating losses in every tax year since inception, all of its income tax returns are subject to examination and adjustments by the IRS for at least three years following the year in which the tax attributes are utilized.